                                                                    EXHIBIT 24.3

                                POWER OF ATTORNEY

      Each person whose name is signed below has made, constituted and appointed, and does hereby make, constitute and appoint, JAMES L. HAMBRICK, CHARLES P. COOLEY and LESLIE M. REYNOLDS as his or her true and lawful attorney, for him or her and in his or her name, place and stead to affix, as attorney-in-fact, his or her signature as a director or officer or both, as the case may be, of the direct or indirect subsidiary corporation of The Lubrizol Corporation ("Lubrizol") set forth immediately preceding his or her name below to the Registration Statement on Form S-3 of Lubrizol and each of the subsidiaries listed below, pertaining to the universal shelf registration of up to $2.0 billion in aggregate amount of securities, including any and all amendments or modifications to such registration statement to be filed with the Securities and Exchange Commission, giving and granting unto such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in connection with any such filing, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

In witness whereof, this Power of Attorney, which may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall together constitute but one and the same instrument, has been signed as of May 14, 2004.

1500 WEST ELIZABETH CORPORATION

/s/ Joseph Barbanel                 President and Treasurer
-------------------------------     (Principal Executive, Financial and
JOSEPH BARBANEL                     Accounting Officer)


/s/ James Robinson III              Director
-------------------------------
JAMES ROBINSON III

CARROLL SCIENTIFIC, INC.

/s/ Richard M. Bradley              President
-------------------------------     (Principal Executive Officer)
RICHARD M. BRADLEY

/s/ Daniel R. Welly                 Director and Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
DANIEL R. WELLY

/s/ Donald W. Bogus                 Director and Senior Vice President
-------------------------------
DONALD W. BOGUS

CHEMRON CORPORATION

/s/ J. Mark Sutherland              Director and President
-------------------------------     (Principal Executive Officer)
J. MARK SUTHERLAND

/s/ Daniel R. Welly                 Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
DANIEL R. WELLY

/s/ Donald W. Bogus                 Director and Vice President
-------------------------------
DONALD W. BOGUS

CPI ENGINEERING SERVICES, INC.

/s/ George R. Hill                  Director and Chief Executive Officer
-------------------------------     (Principal Executive Officer)
GEORGE R. HILL

/s/ John M. Zaremba                 Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
JOHN M. ZAREMBA

/s/ John C. Tolfa                   Director, President and Chief Operating
-------------------------------     Officer
JOHN C. TOLFA

ENGINE CONTROL SYSTEMS LTD.

/s/ Edward P. Richards              President
-------------------------------     (Principal Executive Officer)
EDWARD P. RICHARDS

/s/ Robert B. Ecker                 Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
ROBERT B. ECKER

/s/ George R. Hill                  Director
-------------------------------
GEORGE R. HILL

GATEWAY ADDITIVE COMPANY

/s/ John A. Kimes                   Director and President
-------------------------------     (Principal Executive Officer)
JOHN A. KIMES

/s/ John R. Ahern                   Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
JOHN R. AHERN

/s/ Donald W. Bogus                 Director
-------------------------------
DONALD W. BOGUS

/s/ Daniel R. Welly                 Director
-------------------------------
DANIEL R. WELLY

LUBRICANT INVESTMENTS, INC.

/s/ David C. Reel                   President
-------------------------------     (Principal Executive Officer)
DAVID C. REEL

/s/ Jeffrey A. Vavruska             Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
JEFFREY A. VAVRUSKA

/s/ Larry D. Norwood                Director
-------------------------------
LARRY D. NORWOOD

LUBRIZOL CHINA, INC.

/s/ Tsung Fei Tang                  Director and President
-------------------------------     (Principal Executive Officer)
TSUNG FEI TANG

/s/ Jeffrey A. Vavruska             Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
JEFFREY A. VAVRUSKA

/s/ Gregory R. Lewis                Director
-------------------------------
GREGORY R. LEWIS

LUBRIZOL ENTERPRISES, INC.

/s/ Charles P. Cooley               Director and President
-------------------------------     (Principal Executive Officer)
CHARLES P. COOLEY

/s/ Jeffrey A. Vavruska             Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
JEFFREY A. VAVRUSKA

/s/ George R. Hill                  Director
-------------------------------
GEORGE R. HILL

/s/ William G. Bares                Director
-------------------------------
WILLIAM G. BARES

LUBRIZOL FOAM CONTROL ADDITIVES, INC.

/s/ Roman M. Radekevich             Director and President
-------------------------------     (Principal Executive Officer)
ROMAN M. RADEKEVICH

/s/ Robert G. Thompson              Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
ROBERT G. THOMPSON

/s/ Donald W. Bogus                 Director
-------------------------------
DONALD W. BOGUS

LUBRIZOL INTER-AMERICAS CORPORATION

/s/ Jeffrey A. Vavruska             Director, President and Treasurer
-------------------------------     (Principal Executive, Financial and
JEFFREY A. VAVRUSKA                 Accounting Officer)


/s/ John R. Ahern                   Director
-------------------------------
JOHN R. AHERN

LUBRIZOL INTERNATIONAL MANAGEMENT CORPORATION

/s/ David J. Fries                  Director and President
-------------------------------     (Principal Executive Officer)
DAVID J. FRIES

/s/ John R. Ahern                   Director and Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
JOHN R. AHERN

/s/ Colin B. Chapman                Director
-------------------------------
COLIN B. CHAPMAN

/s/ Gregory R. Lewis                Director
-------------------------------
GREGORY R. LEWIS

LUBRIZOL OVERSEAS TRADING CORPORATION

/s/ Jeffrey A. Vavruska             Director, President and Treasurer
-------------------------------     (Principal Executive, Financial and
JEFFREY A. VAVRUSKA                 Accounting Officer)


/s/ Leslie M. Reynolds              Director
-------------------------------
LESLIE M. REYNOLDS

LUBRIZOL PERFORMANCE SYSTEMS INC.

/s/ L. William Silzle               Director and President
-------------------------------     (Principal Executive Officer)
L. WILLIAM SILZLE

/s/ Robert B. Ecker                 Director and Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
ROBERT B. ECKER

/s/ George R. Hill                  Director
-------------------------------
GEORGE R. HILL

MPP PIPELINE CORPORATION

/s/ Larry D. Norwood                Director and President
-------------------------------     (Principal Executive Officer)
LARRY D. NORWOOD

/s/ Michael S. Owen                 Treasurer and Secretary
-------------------------------     (Principal Financial and Accounting Officer)
MICHAEL S. OWEN

                                POWER OF ATTORNEY

      Each person whose name is signed below has made, constituted and appointed, and does hereby make, constitute and appoint, JAMES L. HAMBRICK, CHARLES P. COOLEY and LESLIE M. REYNOLDS as his or her true and lawful attorney, for him or her and in his or her name, place and stead to affix, as attorney-in-fact, his or her signature as a director or officer or both, as the case may be, of the direct or indirect subsidiary corporation of The Lubrizol Corporation ("Lubrizol") set forth immediately preceding his or her name below to the Registration Statement on Form S-3 of Lubrizol and each of the subsidiaries listed below, pertaining to the universal shelf registration of up to $2.0 billion in aggregate amount of securities, including any and all amendments or modifications to such registration statement to be filed with the Securities and Exchange Commission, giving and granting unto such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in connection with any such filing, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

In witness whereof, this Power of Attorney, which may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall together constitute but one and the same instrument, has been signed as of June 3, 2004.

NOVEON INTERNATIONAL, INC.

/s/ James L. Hambrick               Director and Chief Executive Officer
-------------------------------     (Principal Executive Officer)
JAMES L. HAMBRICK

/s/ Donald W. Bogus                 President
-------------------------------
DONALD W. BOGUS

/s/ Charles P. Cooley               Vice President and Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
CHARLES P. COOLEY

CREATIVE CHEMICAL, INC.

/s/ James L. Hambrick               Director and Chief Executive Officer
-------------------------------     (Principal Executive Officer)
JAMES L. HAMBRICK

/s/ Donald W. Bogus                 President
-------------------------------
DONALD W. BOGUS

/s/ Charles P. Cooley               Vice President and Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
CHARLES P. COOLEY

FCC ACQUISITION CORP.

/s/ James L. Hambrick               Director and Chief Executive Officer
-------------------------------     (Principal Executive Officer)
JAMES L. HAMBRICK

/s/ Donald W. Bogus                 Director and President
-------------------------------
DONALD W. BOGUS

/s/ Charles P. Cooley               Director, Vice President and Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
CHARLES P. COOLEY

KALAMA FOREIGN SALES CORPORATION

/s/ James L. Hambrick               Director and Chief Executive Officer
-------------------------------     (Principal Executive Officer)
JAMES L. HAMBRICK

/s/ Donald W. Bogus                 Director and President
-------------------------------
DONALD W. BOGUS

/s/ Charles P. Cooley               Director, Vice President and Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
CHARLES P. COOLEY

NOVEON CHINA, INC.

/s/ James L. Hambrick               Director and Chief Executive Officer
-------------------------------     (Principal Executive Officer)
JAMES L. HAMBRICK

/s/ Donald W. Bogus                 Director and President
-------------------------------
DONALD W. BOGUS

/s/ Charles P. Cooley               Director, Vice President and Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
CHARLES P. COOLEY

NOVEON DIAMALT, INC.

/s/ James L. Hambrick               Director and Chief Executive Officer
-------------------------------     (Principal Executive Officer)
JAMES L. HAMBRICK

/s/ Donald W. Bogus                 Director and President
-------------------------------
DONALD W. BOGUS

/s/ Charles P. Cooley               Director, Vice President and Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
CHARLES P. COOLEY

NOVEON FCC, INC.

/s/ James L. Hambrick               Director and Chief Executive Officer
-------------------------------     (Principal Executive Officer)
JAMES L. HAMBRICK

/s/ Donald W. Bogus                 Director and President
-------------------------------
DONALD W. BOGUS

/s/ Charles P. Cooley               Director, Vice President and Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
CHARLES P. COOLEY

NOVEON HILTON DAVIS, INC.

/s/ James L. Hambrick               Director and Chief Executive Officer
-------------------------------     (Principal Executive Officer)
JAMES L. HAMBRICK

/s/ Donald W. Bogus                 Director and President
-------------------------------
DONALD W. BOGUS

/s/ Charles P. Cooley               Director, Vice President and Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
CHARLES P. COOLEY

NOVEON HOLDING CORPORATION

/s/ James L. Hambrick               Director and Chief Executive Officer
-------------------------------     (Principal Executive Officer)
JAMES L. HAMBRICK

/s/ Donald W. Bogus                 Director and President
-------------------------------
DONALD W. BOGUS

/s/ Charles P. Cooley               Director, Vice President and Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
CHARLES P. COOLEY

NOVEON IP HOLDINGS CORP.

/s/ James L. Hambrick               Director and Chief Executive Officer
-------------------------------     (Principal Executive Officer)
JAMES L. HAMBRICK

/s/ Donald W. Bogus                 Director and President
-------------------------------
DONALD W. BOGUS

/s/ Charles P. Cooley               Director, Vice President and Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
CHARLES P. COOLEY

NOVEON KALAMA, INC.

/s/ James L. Hambrick               Director and Chief Executive Officer
-------------------------------     (Principal Executive Officer)
JAMES L. HAMBRICK

/s/ Donald W. Bogus                 Director and President
-------------------------------
DONALD W. BOGUS

/s/ Charles P. Cooley               Director, Vice President and Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
CHARLES P. COOLEY

NOVEON TEXTILE CHEMICALS, INC.

/s/ James L. Hambrick               Director and Chief Executive Officer
-------------------------------     (Principal Executive Officer)
JAMES L. HAMBRICK

/s/ Donald W. Bogus                 Director and President
-------------------------------
DONALD W. BOGUS

/s/ Charles P. Cooley               Director, Vice President and Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
CHARLES P. COOLEY

NOVEON, INC.

/s/ James L. Hambrick               Director and Chief Executive Officer
-------------------------------     (Principal Executive Officer)
JAMES L. HAMBRICK

/s/ Donald W. Bogus                 Director and President
-------------------------------
DONALD W. BOGUS

/s/ Charles P. Cooley               Director, Vice President and Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
CHARLES P. COOLEY

PERFORMANCE MATERIALS I INC.

/s/ James L. Hambrick               Director and Chief Executive Officer
-------------------------------     (Principal Executive Officer)
JAMES L. HAMBRICK

/s/ Donald W. Bogus                 Director and President
-------------------------------
DONALD W. BOGUS

/s/ Charles P. Cooley               Director, Vice President and Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
CHARLES P. COOLEY

SCHER CHEMICALS, INC.

/s/ James L. Hambrick               Director and Chief Executive Officer
-------------------------------     (Principal Executive Officer)
JAMES L. HAMBRICK

/s/ Donald W. Bogus                 Director and President
-------------------------------
DONALD W. BOGUS

/s/ Charles P. Cooley               Director, Vice President and Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
CHARLES P. COOLEY

                                POWER OF ATTORNEY

      Each person whose name is signed below has made, constituted and appointed, and does hereby make, constitute and appoint, JAMES L. HAMBRICK, CHARLES P. COOLEY and LESLIE M. REYNOLDS as his or her true and lawful attorney, for him or her and in his or her name, place and stead to affix, as attorney-in-fact, his or her signature as a director or officer or both, as the case may be, of the direct or indirect subsidiary corporation of The Lubrizol Corporation ("Lubrizol") set forth immediately preceding his or her name below to the Registration Statement on Form S-3 of Lubrizol and each of the subsidiaries listed below, pertaining to the universal shelf registration of up to $2.0 billion in aggregate amount of securities, including any and all amendments or modifications to such registration statement to be filed with the Securities and Exchange Commission, giving and granting unto such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in connection with any such filing, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

In witness whereof, this Power of Attorney, which may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall together constitute but one and the same instrument, has been signed as of July 28, 2004.

1500 WEST ELIZABETH CORPORATION

/s/ Donald W. Bogus                 President and Treasurer
-------------------------------     (Principal Executive, Financial and
DONALD W. BOGUS                     Accounting Officer)

                                POWER OF ATTORNEY

      Each person whose name is signed below has made, constituted and appointed, and does hereby make, constitute and appoint, JAMES L. HAMBRICK, CHARLES P. COOLEY and LESLIE M. REYNOLDS as his or her true and lawful attorney, for him or her and in his or her name, place and stead to affix, as attorney-in-fact, his or her signature as a director or officer or both, as the case may be, of the direct or indirect subsidiary corporation of The Lubrizol Corporation ("Lubrizol") set forth immediately preceding his or her name below to the Registration Statement on Form S-3 of Lubrizol and each of the subsidiaries listed below, pertaining to the universal shelf registration of up to $2.0 billion in aggregate amount of securities, including any and all amendments or modifications to such registration statement to be filed with the Securities and Exchange Commission, giving and granting unto such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in connection with any such filing, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

In witness whereof, this Power of Attorney, which may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall together constitute but one and the same instrument, has been signed as of July 27, 2004.

GATEWAY ADDITIVE COMPANY

/s/ W. Scott Emerick                Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
W. SCOTT EMERICK

LUBRIZOL INTER-AMERICAS CORPORATION

/s/ W. Scott Emerick                Director
-------------------------------
W. SCOTT EMERICK

LUBRIZOL INTERNATIONAL MANAGEMENT CORPORATION

/s/ W. Scott Emerick                Director and Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
W. SCOTT EMERICK

                                       1